SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of report (Date of earliest event reported): April 5, 1999

                         OUTLOOK SPORTS TECHNOLOGY, INC.
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                          (Exact name of registrant as specified in its charter)


Delaware                           000-25563                 65-0648808
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(State or other jurisdiction       (Commission              (I.R.S. Employer
of incorporation)                  File Number)             Identification No.)


                 100 Grand Street, Suite 5A New York, NY 10013
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               (Address of principal executive office) (Zip code)


        Registrant's telephone number including area code: (212) 966-0400
                                  -------------

         ---------------------------------------------------------------
          (Former name or former address, if changed since last report)

                             Exhibit Index on Page 4


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ITEM 4. CHANGE IN REGISTRANT'S CERTIFYING ACCOUNTANT.

Previous independent accountants

     (i) On April 5, 1999 PricewaterhouseCoopers LLP resigned as the independent accountants of Outlook Sports Technology, Inc. (the "Registrant").

     (ii) The reports of PricewaterhouseCoopers LLP on the Registrant's financial statements for the past two fiscal years contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to audit scope or accounting principle; however, the report of PricewaterhouseCoopers LLP dated June 9, 1998 on the financial statements of the Registrant as of and for the periods ended January 31, 1998, contained a paragraph of emphasis indicating the existence of certain factors which raised substantial doubt about the Registrant's ability to continue as a going concern.

     (iii) The Registrant's Board of Directors have been notified of the resignation of the PricewaterhouseCoopers LLP as the independent accountants of the Registrant.

     (iv) In connection with its audits for the two most recent fiscal years and for the period from February 1, 1998 through April 5, 1999, there have been no disagreements with PricewaterhouseCoopers LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of PricewaterhouseCoopers LLP, would have caused them to make reference thereto in their report on the financial statements for such years.

     (v) The Registrant has requested that PricewaterhouseCoopers LLP furnish it with a letter addressed to the SEC stating whether or not it agrees with the above statements. A copy of such letter, dated April 9, 1999, is filed as
Exhibit 16 to this Form 8-K.

New independent accountants:

     Effective April 9, 1999, Registrant engaged Wolinetz, Gottlieb & Lafazan, P.C. as its principal accountant. Such engagement was approved by the Registrant's Board of Directors. During Registrant's two most recent fiscal years and any subsequent interim period from February 1, 1998 through April 9, 1999, Registrant did not consult Wolinetz, Gottlieb & Lafazan, P.C., regarding the application of accounting principals to a specified transaction, the type of audit opinion that might be rendered on Registrant's financial statements or any matter that was the subject of disagreement or a reportable event.




ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

c)  Exhibits

     16.1  Letter  from  PricewaterhouseCoopers  LLP,  to the SEC dated April 9,
1999.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                                 OUTLOOK SPORTS TECHNOLOGY, INC.
                                                                      Registrant


Date: April 9, 1999                                      By:  /s/ Paul H. Berger
                                                             Paul H. Berger, CEO





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                                INDEX TO EXHIBITS
                                    FORM 8-K

Exhibit

16.1    Letter from PricewaterhouseCoopers LLP, to the SEC dated April 9, 1999.